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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 17, 2003

QAD INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22823 (Commission File Number)	77-0105228 (IRS Employer Identification Number)
6450 Via Real, Carpinteria, California (Address of principal executive offices)	93013 (Zip code)

Registrant's telephone number, including area code (805) 684-6614

ITEM 9.    REGULATION FD DISCLOSURE

        On February 17, 2003, QAD Inc. issued a press release with respect to anticipated 2003 fiscal fourth quarter results in comparison to previously reported financial guidance. A copy of this press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QAD INC. (Registrant)

Date: February 18, 2003	By:	/s/ KATHLEEN M. FISHER Kathleen M. Fisher Chief Financial Officer (on behalf of the registrant and as Principal Financial Officer)

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